UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2019
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BDC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 30, 2019, Belden Inc. (the “Company”) filed a Form 8-K indicating in Item 2.05 the Company’s plan to sell the Grass Valley live media business. At the time of the filing, it was not possible to estimate the costs or range of costs that would be associated with the exit activities.

This Form 8-K/A amends the October 30, 2019 Form 8-K to include an updated estimate of costs incurred in connection with the exit activities. Accordingly this Form 8-K/A should be read in conjunction with the October 30, 2019 Form 8-K.

An attempt at filing this amendment on August 7, 2020 failed due to technical issues. The Company is in the process of requesting removal of the August 7, 2020 Form 8-K/A filing from the EDGAR system.

Item 2.05. Costs Associated with Exit or Disposal Activities.

The Company completed the divestiture of the Grass Valley live media business (the “Business”) on July 2, 2020. As reported in its quarterly and annual financial statements, the Company incurred impairment charges related to the Business in 2019 and 2020, which included an estimated $9 million for professional services costs consisting of investment banking, legal and accounting services. In addition to these previous charges, the Company estimates that in the third quarter of 2020 it will recognize a charge in the range of approximately $2 - $3 million from the divestiture of the Business. The Company anticipates providing more detailed disclosures regarding the divestiture in its Form 10-Q for the third quarter of 2020.
Safe Harbor Statement
This Current Report on Form 8-K/A contains “forward-looking statements”, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Current Report on Form 8-K/A which addresses activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause Belden’s actual results to differ materially. Such factors include those relating to factors described from time-to-time in the Company’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Forms 10-Q, as well as the Company’s annual reports to stockholders. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: August 12, 2020	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President-Legal, General
Counsel and Corporate Secretary

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